Exhibit 99.1

FOR IMMEDIATE RELEASE

Monmouth Releases Investor Presentation
Highlighting Benefits of Pending Equity Commonwealth Merger

Urges Stockholders to Vote the WHITE Proxy Card “FOR” the Equity Commonwealth Transaction

HOLMDEL, N.J., August 3, 2021 – Monmouth Real Estate Investment Corporation (NYSE: MNR, “Monmouth” or “the Company”) today released an investor presentation highlighting the significant value and other benefits of the Company’s pending merger with Equity Commonwealth (NYSE: EQC, “EQC”). The presentation, which is on file with the Securities and Exchange Commission, is available on the investor relations page of Monmouth’s website at https://investors.mreic.reit/corporate-profile/default.aspx.

As outlined in the presentation, the Monmouth Board is confident that the EQC transaction is the best option to maximize long-term value for stockholders. Highlights include:

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Robust strategic review process. The transaction is the culmination of an extensive strategic review conducted by the Monmouth Board. The Board, working together with its legal and financial advisors, engaged with and solicited proposals from a broad range of investors, contacting over 90 different potential counterparties and evaluating a number of strategic alternatives before determining the merger with EQC to be the best outcome for stockholders.

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Compelling value for Monmouth stockholders. The transaction represents a 26% valuation premium to Monmouth’s 30-day average unaffected trading price as of December 18, 2020 and an approximate 4.6% cap rate for our high-quality single-tenant industrial portfolio leased primarily to investment grade tenants.

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Significant combined company upside potential supported by highly favorable secular trends. The transaction provides Monmouth stockholders with the opportunity to participate in the success of the combined company as it executes its growth strategy and evolves into a market leading industrial REIT benefitting from strong industrial real estate sector fundamentals driven by the rapidly growing e-commerce industry.

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World-class management team. The merger enables Monmouth stockholders to benefit from the expertise and proven track record of EQC’s executive team, led by Sam Zell as Chairman and David Helfand as CEO.

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Acquisition strategy to strengthen and diversify industrial portfolio. The combined company intends to grow through acquisitions utilizing its approximately $5 billion of balance sheet capacity and will seek to diversify the portfolio while expanding its tenant base.

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Fully-funded growth strategy. The stable and recurring cash flows of Monmouth’s portfolio, coupled with EQC’s considerable financial resources, including approximately $2.4 billion in cash following close, will fund the combined company’s growth strategy without having to access the debt or equity capital markets for the foreseeable future.

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Lower costs and increased liquidity. Stockholders of the combined company will benefit from approximately $34 million per year in savings following the payoff of Monmouth’s Series C Preferred. In addition, the post-merger public equity market capitalization of approximately $5.1 billion is expected to provide increased liquidity for stockholders.

•	Tax-efficient stock transaction. This tax-efficient transaction will allow Monmouth common stockholders to defer unrealized gains that would otherwise be realized in a cash sale.

The Monmouth Board of Directors (the “Board”) unanimously recommends that stockholders complete and return the WHITE proxy card to vote their shares “FOR” the merger in advance of the upcoming Special Meeting of Stockholders, which is scheduled to be held on August 24, 2021 at 11:00 a.m. EDT.

The transaction is expected to close in the second half of 2021, subject to customary closing conditions, including approval by the common stockholders of both Equity Commonwealth and Monmouth. The Board of Trustees of Equity Commonwealth and the Board of Directors of Monmouth have each unanimously approved the transaction.

EVERY VOTE IS IMPORTANT!
MONMOUTH STOCKHOLDERS ARE ENCOURAGED TO VOTE “FOR” THE EQC TRANSACTION
ON THE WHITE PROXY CARD TODAY!

Monmouth stockholders have received a joint proxy statement/prospectus prepared by Monmouth and EQC seeking stockholder approval of the merger. Any stockholder who has questions about the voting of shares after receiving and reviewing the joint proxy statement/prospectus may contact Monmouth’s proxy solicitor, Okapi Partners, toll-free, at (888) 785-6668.

J.P. Morgan Securities LLC and CS Capital Advisors, LLC are acting as financial advisors and Stroock & Stroock & Lavan LLP is serving as legal advisor to Monmouth.

About Monmouth
Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. We specialize in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate is a fully integrated and self-managed real estate company, whose property portfolio consists of 121 properties, containing a total of approximately 24.7 million rentable square feet, geographically diversified across 32 states. Our occupancy rate as of this date is 99.7%.

Forward-Looking Statements
Some of the statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding the merger with EQC. Any forward-looking statements contained in this press release are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward looking statements by discussions of strategy, plans or intentions. Any forward-looking statements contained in this press release reflect Monmouth’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. For a further discussion of other factors that could cause Monmouth’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Monmouth’s most recent Annual Report on Form 10-K and in its Quarterly Reports on Form 10-Q. While forward-looking statements reflect Monmouth’s good faith beliefs, they are not guarantees of future performance. Monmouth disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Participants in the Solicitation
Monmouth and certain of its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies from Monmouth’s stockholders in connection with the proposed merger with EQC under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of Monmouth in Monmouth’s Annual Report on Form 10-K for Monmouth’s fiscal year ended September 30, 2020, which was filed with the SEC on November 23, 2020, as well as in Monmouth’s other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant proxy materials filed with the SEC in respect of the proposed merger.

No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It
In connection with the proposed merger between Monmouth and EQC, EQC has filed a registration statement on Form S-4 with the SEC, which became effective on July 23, 2021, to register the common shares of beneficial interest of EQC to be issued pursuant to the merger. The registration statement includes a joint proxy statement/prospectus which has been filed by EQC and Monmouth with the SEC and has been sent to the common shareholders of EQC seeking their approval of the share issuance and to the common shareholders of Monmouth seeking their approval of the merger (the “joint proxy statement/prospectus”). EQC and Monmouth may also file other documents regarding the proposed merger and share issuance with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND SHARE ISSUANCE. Investors and security holders may obtain free copies of the registration statement and joint proxy statement/prospectus and other documents filed with the SEC by EQC or Monmouth through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by EQC on EQC’s website at www.eqcre.com and may obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Monmouth on Monmouth’s website at www.mreic.reit.

Contacts:
Investors
Becky Coleridge
(732) 577-9996
mreic@mreic.com

Media
Andrew Siegel / Amy Feng / Kara Brickman
Joele Frank
(212) 355-4449